CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File No. 333-72377.


                                                             ARTHUR ANDERSEN LLP

Phoenix, Arizona
    March 15, 1999.